Exhibit 10.43

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	N/A	1 | 2

2. AMENDMENT/MODIFICATION NO. 0006		3. EFFECTIVE DATE [See block 16C, below]	4. REQUISITION/PURCHASE REQ. NO.	5 PROJECT NO, (If applicable) N/A
6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, Msc 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			MID RCB-B
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)			(☐)	9A. AMENDMENT OF SOLICITATION NO.
Pfenex, Inc 10790 Roselle Street San Diego, Ca 92121
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201200033C
10B. DATED (SEE ITEM 13) 09/27/2012
CODE		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour end date specified for receipt of Offers        ☐ is extended,             ☐ is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this Amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(☐)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE:  The purpose of the modification is to revise ARTICLE G.2.

TOTAL FUNDS CURRENTLY ALLOTTED : $3,031,414 (Unchanged) TOTAL ESTIMATED COST: $3,031,414 (Unchanged)	FUNDED THROUGH DATE: March 31, 2016 (Unchanged) COMPLETION DATE: March 31, 2016 (Uncharged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
HUBERT CHEN - CHIEF MEDICAL OFFICER		Michael P. Welsh Contracting Officer, MID RCB-B, OA, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B: UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Hubert Chen	Oct 30, 2015	By: /s/ Michael P. Welsh	Nov 2, 2015
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA
FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C
	Modification No: 06	Page 2 of 2

ARTICLE G.2. KEY PERSONNEL (HHSAR 352.242-70 (January 2006) is hereby modified to update key personnel as follows:

Name	Title
[***]	Principal Investigator
[***]	Deputy Principle Investigator
[***]	Clinician focused on pre-clinical and clinical studies
[***]	Director Downstream Processing (DSP) and Analytical Biochemistry
[***]	Project Manager
[***]	Project Control Manager

HHS-556

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.